Exhibit 99.1

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[LOGO]

INVESTOR RELATIONS

2nd QUARTER

2003

We Put People to Work.

SAFE HARBOR STATEMENT

Cautionary Note about Forward-Looking Statements

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. Forward-looking statements involve a number of risks of uncertainties including, but not limited to, the risks described in the Company’s most recent 10-K and 10-Q filings. All forward-looking statements are qualified by those risk factors.

[LOGO]

INTRODUCTION TO PRESENTERS

•             Joe Sambataro

CEO and President

•             Steve Cooper

CFO and Executive Vice President

EQUITY SNAPSHOT

• Exchange/Symbol	NYSE/LRW
• Share Price as of 5/1/2003	$6.45
• Shares Outstanding(a)	41.7 M
• Average Volume (3-month avg.)	167,000
• Market Capitalization	$250 M
• 2002 Revenues	$863 M
• 2002 EBITDA	$30 M
• Book Value per Share	$3.17
• Price/Earnings	22X

(a) Fully diluted shares outstanding of 51.5M

COMPANY OVERVIEW

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“We put people to work.”

•                       Largest supplier of temporary day labor in the U.S.

•                       Nearly 600,000 people employed in 2002

•                       782 branches throughout the U.S., Canada and the U.K.

•                       Headquarters in Tacoma, Washington

FRAGMENTED, GROWTH INDUSTRY

•                       Staffing: $149 billion industry(a)

•                       Industrial staffing: $16 billion(a)

•                       Day labor market: $5 billion(b)

Day Labor Market Breakdown

[CHART]

(a)               2003 Staffing Industry Sourcebook

(b)              Research estimates

DIVERSIFIED CUSTOMER BASE

•                       Nearly 275,000 customers

•                       Largest customer represents less than 2% of sales

•                       Average yearly sales per customer of $3,000

•                       Over 400 industry classifications

Sales by Industry

Construction & Landscaping	33%
Manufacturing	20%
Hospitality, Services & Other	20%
Transportation	10%
Wholesale	10%
Retail	7%

ADVANTAGES OF TEMPORARY LABOR

•                       Enables flexibility throughout cycle of employment

•                       Covers workers’ compensation and handles payroll taxes

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STRONG VALUE PROPOSITION

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Attracting customers with:

•                       National scale and multiple locations

•                       Reliable, quality service

•                       Just-in-Time

•                       President’s 100% Satisfaction Guarantee

•                       Strong sales force

Attracting workers with:

•                       Daily pay for work

•                       Cash payment option

•                       Route to full time employment

RAPID BRANCH EXPANSION

Number of Branch Offices

[CHART]

•                       Quickly developed branch footprint

•                       Optimizing investment to extract leverage

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United States:	706
Canada:	36
England:	36
Puerto Rico:	4

BRANCH OFFICE MODEL

•        Real-time matching of customer and worker needs

BRANCH OFFICE:

•                       Process work orders

•                       Assign work orders

•                       Provide safety equipment and arrange transportation

WORK SITE:

•                       Work performed

•                       Customer endorses work order

BRANCH OFFICE:

•                      Workers exchange work order for payment

KEY REVENUE DRIVERS

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•                       Bill rate

•                       Wage inflation

•                       Increased taxes and insurance

•                       Volume of work orders

•                       Customer retention

•                       Customer acquisition

KEY BUSINESS STRATEGIES

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•        Grow current markets

•        Expand internationally

•        Enhance customer service

•        Expand in smaller markets

FINANCIAL HIGHLIGHTS

•      Improving profitability

•        Consistent gross margins

•        Significant operating leverage

•        Strong balance sheet

FINANCIAL PERFORMANCE

	2001	2002	2003 Forecast(a)

• Revenue	$917M	$863M	$880-$900M

• EPS	$0.23	$0.28	$0.30-$0.35

• EBITDA	$22M	$30M	$35M

(a)   Based on management guidance issued on April 15, 2003

LONG-TERM GROWTH

Annual Revenue and EBITDA

[CHART]

SEASONAL BUSINESS

Quarterly Revenue

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TRENDS IN TEMPORARY STAFFING

U.S. Help Supply

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Cycle Expansions and Contractions: (1) Economic expansion began in November 1982; (2) Economic contraction began in July 1990 and expansion began in March 1991; (3) Economic contraction began in March 2001.

Source:  Bureau of Labor Statistics and NBER

LABOR READY VS. STAFFING INDUSTRY

[CHART]

*   Not seasonally adjusted.

BILL RATE ECONOMICS

$12/hr. Bill Rate Illustration(a)

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(a)   Illustration only.  Amounts could vary depending on location, job type and stage of economic cycle

CONSISTENT GROSS MARGINS

Gross Margins As a Percentage of Revenue

[CHART]

BRANCH MATURITY DRIVES REVENUE

Branch Revenue and Maturity

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BRANCH PROFIT POTENTIAL

	Sensitivity analysis based on

Revenue	$1,100,000	$1,500,000

Gross Profit	330,000	450,000
Gross Profit Margin	30%	30%

Branch Expenses	220,000	255,000
As a % of Revenue	20%	17%

Operating Income	$110,000	$195,000
Operating Income Margin	10%	13%

OPERATING LEVERAGE DRIVES PROFITS

Earnings Per Share Sensitivity Analysis(a)

[CHART]

(a)               Earnings per share sensitivity analysis based on 780 offices, 30% gross profit margin, management’s estimates of fixed and variable expenses, regional and back office overhead and related assumptions, at varying levels of per office revenues.

STRONG BALANCE SHEET

As of December 31, 2002:
• Cash and equivalents	$91M
• Current ratio	3.0
• Restricted cash	$95M
• Workers’ compensation reserve	$86M
• Long term debt	$76M
• Shareholders’ equity	$132M
• DSOs	<30 days

INVESTMENT HIGHLIGHTS

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•      Market leader in fragmented industry

•      Diverse customer base

•        Brand name recognition

•      Scalable and flexible model

•      Large and growing market

Labor Ready is poised to realize significant operating leverage as it benefits from an economic recovery and the maturation of its branch expansion program executed in the 1990s.

Reconciliation of EBITDA to income before interest, taxes,
extraordinary item and cumulative effect of an accounting
change

	EBITDA	Depreciation & Amortization	Income from Operations
	(in thousands)	(in thousands)	(in thousands)

2003	35,000 (estimated)	10,000 (estimated)	25,000 (estimated)

2002	29,856	9,144	20,712

2001	22,315	8,203	14,112

2000	24,101	7,380	16,721

1999	46,213	4,804	41,409

1998	39,722	6,076	33,646

1997	14,662	4,011	10,651

1996	5,210	1,797	3,413

1995	4,620	522	4,098

1994	1,823	178	1,645